                                                                   EXHIBIT 10.10
                           MASTER SERVICES AGREEMENT

- --------------------------------------------------------------------------------

THIS AGREEMENT ("Agreement") is made as of the 29th day of September 1993 between Dean Witter, Discover & Co. ("Customer") and Information Management Resources, Inc. ("Contractor").

WHEREAS, Contractor is in the business of undertaking custom software development, conversion, rewrite and re-engineering projects and selling professional consulting, software design, programming and associated services;

WHEREAS, Customer wishes to retain Contractor to undertake various projects from time to time as mutually agreed.

NOW THEREFORE, Customer and Contractor mutually agree as follows:

1.   DEFINITIONS:
     -----------

     A. Schedule - Shall mean and refer to documents referencing this Agreement and specifying work to be accomplished by Contractor and to be paid for by Customer. Schedules shall, once executed, become a part of this Agreement and they shall define the scope of work to be accomplished in conjunction with a specific project and provide a fee for accomplishment of this work. Project details concerning methodologies, deliverables and project plans shall be provided in the project Proposal (if applicable) which shall be attached to the corresponding Schedule.

     B. Proposal - Shall mean and refer to the project Proposal which shall provide specific project details and shall be prepared and submitted by Contractor and accepted by Customer. The Proposal shall be attached to the appropriate Schedule and shall provide specific project methodologies, deliverables and project plans. The Proposal shall be attached to an appropriate Schedule and shall be made part of this Agreement upon acceptance by Customer.

     C. Custom Work Product - Shall mean the resulting software and related documentation created by Contractor after the effective date of this Agreement on behalf of Customer and in furtherance of attached Proposals.

2.   PROJECT UNDERTAKING:
     -------------------

     Customer hereby retains Contractor and Contractor hereby agrees to perform certain professional services in support of designated projects as described more fully in the appropriate attached Schedule and Proposal. Contractor shall commit and utilize sufficient resources to meet the milestones and to complete designated

                           MASTER SERVICES AGREEMENT

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     projects within the timetables set forth in attached Proposals. Contractor shall notify Customer of any circumstances, when and as they arise, that reasonably may be anticipated to lead to any material deviation from the development timetable as set forth in the applicable Proposal. Contractor shall devote sufficient time and effort and shall allocate sufficient personnel and resources to the designated project as may be required for successful completion thereof. Contractor shall conduct and conclude project activities in a professional manner. Unless otherwise agreed to by the parties, all work will be performed at Contractor's facilities.

3.   CHANGE MANAGEMENT:
     -----------------

     Any change(s) to the scope of work defined in a Schedule and/or Proposal attached hereto must be initiated through a change control request. Contractor will promptly size, and perform any necessary cost and scheduling analysis occasioned by the change(s) and thereafter provide to Customer a revised Schedule. If the change(s) is (are) acceptable to both parties and do (does) not adversely impact the existing Schedule or fixed price in the Proposal, then the change(s) will be carried out at no additional cost to Customer; otherwise, the parties will enter into a subsequent agreement covering the incorporation of the change(s). If change(s) represent(s) a reduction in the original scope of work, Contractor will adjust the project price and Schedule accordingly based on a subsequent mutual Agreement reducing the price and/or scheduled timeframes.

4.   TERM AND TERMINATION:
     --------------------

     The term of this Agreement ("Term") shall commence on September 29, 1993, or sooner if agreed to by the parties, and shall continue in full force and effect until all projects are completed and the Custom Work Product has been tested and accepted by Customer. This Agreement may be terminated by either party, without cause, upon thirty (30) calendar days' written notice. In the event of termination by Customer other than for a material breach of this Agreement by Contractor, and in the event of termination by Contractor because of Customer's material breach of this Agreement, Contractor shall be entitled to receive payment for all services performed up to the effective date of termination at the applicable labor rates set forth in the Schedule or, in the case of a Schedule providing for services at a fixed price, at Contractor's then current labor rates. Contractor shall be entitled to payment for services performed during the thirty day notice period. Customer shall also reimburse Contractor for the following expenses in the event of early termination of this Agreement by Customer without cause: (i) up to 20 days of billable time (assuming eight billable hours per day) for any resources which Contractor has committed to projects for Customer and which resources cannot reasonably be assigned to projects for other customers within

                           MASTER SERVICES AGREEMENT

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     such time period; and (ii) any additional travel and living expenses incurred by Contractor as a result of such early termination including, without limitation, any costs associated with breaking apartment leases for resources assigned to Customer's projects and up to 30 days temporary lodging for such resources.

5.   PRICES:
     ------

     Contractor shall be compensated for all services performed within the scope of this Agreement at the price set forth in the Schedules and Proposals attached hereto. The prices stated for services include all taxes, except that Customer shall pay any state and local sales or use tax imposed thereon. Customer shall not pay for any services outside the scope of this Agreement unless Customer has authorized these additional services in advance in writing.

6.   CERTAIN OUT-OF-POCKET COSTS:
     ---------------------------

     Except as otherwise set forth in this Agreement, prices quoted for services include all of Contractor's reasonable out-of-pocket costs for travel (air & cab fare, lodging, auto rental, per diem, etc.), overnight courier and telephone, etc. Any other expenses not covered in the proposal will be billed to Customer at Contractor's actual cost. All such out-of-pocket expenses must be approved in writing by Customer.

7.   INVOICES & PAYMENT:
     ------------------

     All services rendered hereunder shall be invoiced as provided in the payment schedule set forth in the Proposal. Payment shall be made within thirty (30) days after date of invoice. Any payment not made when due shall be subject to a service charge at the rate of one and one-half percent (1-1/2%) per month or, if less, the highest rate permitted by applicable law. Customer shall be entitled to a one percent (1%) discount on any amount invoiced to Customer by Contractor for services performed hereunder (except for amounts invoiced for out-of-pocket expenses) provided said amount is paid by Customer within two business days after Customer's receipt of the invoice either by wire transfer of immediately available funds to Contractor's bank account or by delivery of Customer's check to Contractor within such time period. Customer reserves the right to set off against Contractor any amount owed by Contractor to Customer. As a precondition to final payment or at any time thereafter, Contractor shall upon request execute a standard "Release of Liens."

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                           MASTER SERVICES AGREEMENT

- --------------------------------------------------------------------------------

8.   TESTING AND ACCEPTANCE:
     ----------------------

     The Proposal is divided into delivery milestones, each of which requires the delivery by Contractor of one or more deliverables on specific delivery dates. For purposes of this Agreement, a delivery milestone date means the date a deliverable is delivered to and received by Customer. Specific acceptance criteria will be mutually identified by Contractor and Customer prior to the start of each delivery milestone, and will be used to guide the acceptance of milestones and to ensure accurate on-time deliverables.

     For each delivery milestone, Customer will have a mutually agreed upon period, as stated in the Proposal, after receipt of all deliverables for that milestone in which to review, perform acceptance tests and accept or reject the deliverables (the "Milestone Acceptance Period"). During the Milestone Acceptance Period, Customer shall promptly notify Contractor of any problems with or failures of the deliverables and shall provide Contractor with any available evidence thereof. Contractor shall use its best efforts to promptly correct the problem at no charge to Customer. If, in Customer's judgment, such problem or failure prevents further testing of the deliverable, the Milestone Acceptance Period shall be suspended until such time as the correction is delivered to Customer. If Customer must repeat any previously tested portions of the deliverables due to such problem or failure, Customer and Contractor shall agree on a mutually acceptable extension of the Milestone Acceptance Period to repeat the affected tests.

     After all the deliverables have been received by Customer, Customer shall have a mutually agreed upon period as stated in the Proposal to review, perform acceptance testing and accept or reject the Custom Work Product as a whole (the "Final Acceptance Period"). During the Final Acceptance Period, Customer shall promptly notify Contractor of any problems with or failures of the Custom Work Product and shall provide Contractor with any available evidence thereof. Contractor shall use its best efforts to promptly correct the problem at no charge to Customer, If, in Customer's judgment, such problem or failure prevents further testing of the Custom Work Product, the Final Acceptance Period shall be suspended until such time as the correction is delivered to Customer. If Customer must repeat any previously tested portions of the Custom Work Product due to such problem or failure, Customer and Contractor shall agree on a mutually acceptable extension of the Final Acceptance Period to repeat the affected tests. If Contractor fails to remedy any defect or problem within 60 days of Customer's notice to Contractor and due to said error or defect the Custom Work Product materially and substantially fails to comply with the established specifications and acceptance criteria, then Customer may terminate this Agreement and Contractor shall pay to Customer the lesser of
     (i) the cost of fixing the error or defect, or (ii) all monies previously paid by Customer hereunder.

                           MASTER SERVICES AGREEMENT

- --------------------------------------------------------------------------------

9.   NON-SOLICITATION OF EMPLOYEES:
     -----------------------------

     Customer acknowledges that personnel to be provided by Contractor represent a significant investment in recruitment and training, the loss of which would be detrimental to Contractor's current and future business and profits.

     In consideration of the foregoing, Customer agrees that for the term of this Agreement and for a period of one (1) year after its termination, Customer will not directly or indirectly:

     a) recruit, hire, engage or attempt to recruit, hire or engage, discuss employment with, or otherwise utilize the services in any capacity of any person who shall have been an employee, agent of or consultant to Contractor at any time during the term of this Agreement; or

     b) induce any person who shall have been an employee, agent of or consultant to Contractor at any time during the term of this Agreement to terminate his or her relationship with Contractor or any related company or introduce such person to any potential employer.

     Customer acknowledges that any breach of this Agreement, including this
     Section 9, would cause Contractor irreparable damage for which any remedies at law would be inadequate and that Contractor shall have the right to obtain, in addition to all other remedies, such injunctive and other equitable relief from a Court of competent jurisdiction as may be necessary or appropriate to prevent any violation of this Agreement.

     In case any Contractor personnel are deputized by Customer to work for any of Customer's customers, Customer shall obtain from Customer's customer and provide to Contractor a written non-solicitation agreement similar in contents to this Section 9.

10.  PROPRIETARY RIGHTS TO SOFTWARE:
     ------------------------------

     Customer shall own all right, title and interest to all Custom Work Product and Documentation. Contractor expressly acknowledges and agrees that all such Custom Work Product and Documentation (whether performed by Contractor and/or its subcontractors, be they domestic or foreign) constitutes "work made for hire" under the Federal copyright laws (17 U.S.C. Sec. 101) owned exclusively by Customer and, alternatively, hereby irrevocably assigns all ownership or other rights it might have in Custom Work Product and Documentation to Customer. Contractor shall execute and, if necessary, shall cause its subcontractors to execute any documents required by Customer to perfect such ownership. Contractor shall

                           MASTER SERVICES AGREEMENT

     ---------------------------------------------------------------------------

     not license, sell, display or otherwise make available to third parties the Custom Work Product or any documentation referring or relating to the Custom Work Product without prior written approval from Customer. Upon termination hereof, Contractor shall turn over to Customer or destroy, at Customer's request, all copies of Custom Work Product and Documentation.

11.  CONFIDENTIAL INFORMATION:
     ------------------------

     (a) Acknowledgement of Confidentiality. Each party hereby acknowledges that it may be exposed to confidential and proprietary information of the other party including, without limitation, Custom Work Product, embedded software (if any) and other technical information (including functional and technical specifications, designs, drawings, analysis, research, processes, computer programs, methods, ideas, "know how" and the like), business information (sales and marketing research, materials, plans, accounting and financial information, personnel records and the like) and other information designated as confidential expressly ("Confidential Information"). Confidential information does not include (i) information already known or independently developed by the recipient; (ii) information in the public domain through no wrongful act of the recipient, or (iii) information received by the recipient from a third party who was free to disclose it.

     (b) Covenant Not to Disclose. With respect to the other party's Confidential Information, the recipient hereby agrees that during the Term and at all times thereafter it shall not use, commercialize or disclose such confidential information to any person or entity, except to its own employees having a "need to know" (and who are themselves bound by similar nondisclosure restrictions), and to such other recipients as the other party may approve in writing, provided, that all such recipients shall have first executed a confidentiality agreement in a form acceptable to the owner of such information. Neither Contractor nor any recipient may alter or remove from any software or associated documentation owned or provided by Customer any proprietary, copyright, trademark or trade secret legend. Each party shall use at least the same degree of care in safeguarding the other party's Confidential Information as it uses in safeguarding its own comparable Confidential Information. This paragraph shall survive the termination of this Agreement and for a period of three years thereafter and shall be binding on each party and its respective successors and assigns.

     (c) Contractor shall not refer to or reference its work hereunder for any Project or Custom Work Product in any of its advertisements or solicitations without Customer's prior written approval.

                           MASTER SERVICES AGREEMENT

- -------------------------------------------------------------------------------

12.  INJUNCTIVE RELIEF:
     -----------------

     The parties acknowledge that violation by Contractor of the provisions of
     Section 10 ("Proprietary Rights to Software") or by either party of the provisions of Section 11 ("Confidential Information") would cause irreparable harm to the non-breaching party which is not adequately compensable by monetary damages. In addition to other relief, it is agreed that the non-breaching party shall be entitled to seek injunctive relief to prevent any actual or threatened violation of such provisions.

13.  WARRANTIES:
     ----------

     (a) GOOD AND WORKMANLIKE MANNER. Contractor represents and warrants to Customer that all Services provided hereunder will be performed to the best of its ability in a good and workmanlike manner.

     (b) NON-INFRINGEMENT WARRANTY. Contractor represents and warrants to Customer that the Custom Work Product and any embedded software, when properly used as contemplated herein, will not infringe or misappropriate any United States copyright, trademark, patent, or the trade secrets of any third persons. Upon being notified of such a claim, Contractor shall with due diligence use its best efforts to (i) defend through litigation or obtain through negotiation the right of Customer to continue using the Custom Work Product; (ii) rework the Custom Work Product so as to make it non-infringing while preserving the original functionality, or (iii) replace the Custom Work Product with functionally equivalent software, all at no cost to Customer. If Customer determines that none of the foregoing alternatives provide an adequate remedy, Customer may terminate all or any part of this Agreement and, in addition to other relief, recover all amounts paid hereunder.

     (c) PERFORMANCE WARRANTY. Contractor warrants that the Custom Work Product and any embedded software will perform as specified in the appropriate project Proposal attached hereto for the period specified in such project Proposal.

     (d) OPTIONAL ON-GOING MAINTENANCE OPTION. If required by Customer, Contractor shall provide additional on-going maintenance services pursuant to a separate maintenance agreement in order to fix future problems and enhance the Custom Work Product. The fees for such maintenance services shall be negotiated between the parties.

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                           MASTER SERVICES AGREEMENT

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14.  LIMITATION OF LIABILITY
     -----------------------

     (a) DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, CONTRACTOR DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES RENDERED HEREUNDER, OR THE CUSTOM WORK PRODUCT, INCLUDING, WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. IN NO EVENT SHALL CONTRACTOR BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL SPECIAL OR INDIRECT DAMAGES, REGARDLESS OF WHETHER IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     (b) TOTAL LIABILITY. Contractor's liability hereunder for damages for any claim arising out of the Agreement or any services performed hereunder shall not exceed the total amount paid to Contractor under the applicable Schedule.

15.  NOTICES:
     -------

     Notices sent to either party shall be effective upon delivery when delivered in person or transmitted by telecopier ("fax") machine, and shall be effective one (1) day after being sent by overnight courier, or two (2) days after being sent by first class mail postage prepaid to the address set forth below, or at such other address as the parties may from time to time give notice:

     Customer Address:                 Contractor Address:
     2500 Lake Cook Road               26750 U.S. Highway 19N, Suite 500
     Riverwoods, Illinois 60015        Clearwater, Florida 34621
     Mike Dunetts                      Satish K. Sanan
                                       President

     Facsimile: (708) 405-3053         Fax: (813) 791-8152

     A facsimile of this Agreement and notices generated in good form by a fax machine (as well as a photocopy thereof) shall be treated as "original" documents admissible into evidence unless a document's authenticity is genuinely placed in question.


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                           MASTER SERVICES AGREEMENT

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16.  DEFAULT:
     -------

     Either party may be declared in default of this Agreement if it breaches any material provision hereof and fails within thirty (30) days after receipt of written notice of default to correct such default or to commence corrective action reasonably acceptable to the other party and proceed with due diligence to completion. Either party shall be in default hereof if it becomes insolvent, makes an assignment for the benefit of its creditors, a receiver is appointed or a petition in bankruptcy is filed with respect to the party and is not dismissed within thirty (30) days.

17.  DISPUTES, CHOICE OF LAW:
     -----------------------

     Except for certain emergency judicial relief authorized under Section 11 ("Injunctive Relief") which may be brought at any time, the parties agree that all disputes between them shall first be subject to the procedures in
     Section 15 ("Default") and then shall be submitted for informal resolution to Customer's chief operating officer. If the parties are still unable to reconcile their differences, the dispute may then be taken to court by either party. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Florida. The parties agree that the exclusive jurisdiction and venue with respect to any legal proceedings arising under this Agreement shall be in the Sixth Judicial Circuit of the State of Florida or in the United States District Court for the Middle District of Florida (Tampa Division). The parties further agree that the mailing of any process shall constitute valid and effective service against them.

18.  INDEPENDENT CONTRACTOR STATUS:
     -----------------------------

     It is understood and agreed that Contractor is retained only for the purposes and to the extent set forth in this Agreement, and that the relationship of Contractor and Contractor's employees, agents or subcontractors to Customer during the term of this Agreement shall be that of independent contractors. All persons shall at all times be the employees or agents of Contractor. Contractor shall have the sole and exclusive control over its employees or subcontractors who provide services to Customer hereunder, and over the labor and employee relations policies and policies relating to wages, hours, working conditions, or other conditions of its employees, agents or subcontractors. Contractor shall have the sole and exclusive right to hire, transfer, suspend, layoff, recall, assign, discipline, adjust grievances and discharge said employees or subcontractors.

                           MASTER SERVICES AGREEMENT

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19.  PAYMENT OF CONTRACTOR'S PERSONNEL:
     ---------------------------------

     Contractor agrees to be solely responsible for all salaries and other compensation of all Contractor employees, agents or subcontractors who provide services to Customer hereunder and work on designated projects. Contractor further agrees that it will be solely responsible for making all necessary deductions and withholdings from its employees' salaries and other compensation, and for the payment of any and all contributions, taxes and assessments and agrees to comply with all other requirements of the Federal Social Security, State Unemployment Compensation and Federal Withholding of Income Tax laws, and any other laws or regulations, be they domestic or foreign, that may apply on all salary and other compensation of said employees or subcontractors.

20.  NONEXCLUSIVE AGREEMENT:
     ----------------------

     It is agreed by the parties hereto that this is not an exclusive agreement and that Customer has the right to use or contract for the use of similar services from other contractors or providers. Likewise, Contractor has the right to provide and contract to provide similar services to other clients provided such services are not in violation of Customer's proprietary rights in and to the Custom Work Product or in breach of any warranty granted herein.

21.  NO VOLUME GUARANTEE:
     -------------------

     Other than services specified on an applicable Schedule and/or Proposal it is understood that no promises or representations whatsoever have been made as to the potential amount of business Contractor can expect at any time during the term of this Agreement. Contractor represents and warrants that Contractor is solely responsible for any expenses incurred by it related to this Agreement and agrees that Customer shall not be obligated for any expense incurred by Contractor in connection with any change in the number of Contractor's employees utilized, or expenditures made by Contractor for additional facilities or equipment unless approved in writing, in advance, by the Customer.

22.  SECURITY, NO CONFLICTS:
     ----------------------

     Contractor agrees that Contractor's employees, representatives, and agents, upon entering Customer's premises shall, if required, sign in at the facility "SIGN-IN LOG" and, if applicable, shall wear visible identification specifying Contractor's name. Contractor's employees, representatives and agents shall be subject at all times to Customer's security policies and procedures.

                                      -10-
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                           MASTER SERVICES AGREEMENT

- -------------------------------------------------------------------------------

     Each party agrees to inform the other of any information made available to the other that is classified or restricted data, agrees to comply with the security requirements imposed by any state or local government, or by the United States Government, and shall return all such material upon request. Each party warrants that its participation in this Agreement does not create any conflict of interest prohibited by the United States Government or any other domestic or foreign government and shall promptly notify the other party if any such conflict arises during the Term.

23.  INSURANCE:
     ---------

     Contractor shall maintain at its own expense (1) Worker's Compensation Insurance and Employer's Liability Insurance. Limits of liability shall be statutory limits under the Worker's Compensation and not less than $500,000 under the Employer's Liability portion. (2) Commercial General Liability Insurance, including Contractual Liability coverage to cover the indemnity provisions of this Agreement, with limits of not less than $1,000,000 combined single limits for bodily injury and property damage. (3) Automobile Liability Insurance with limits of not less than $1,000,000 combined single limits for bodily injury and property damage. Customer shall be named as an additional insured on Contractor's insurance policy (except for Worker's Compensation) and a certificate of insurance shall be provided to Customer confirming the above-referenced coverages.

24.  ASSIGNABILITY:
     -------------

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. With the exception of an assignment by Customer to its parent or subsidiary corporations, no other assignment hereof by either party shall be of any force or effect except with the prior written consent of the other party.

25.  NONWAIVER:
     ---------

     The failure of either party to insist, in any one or more instances, upon the performance of any of the terms, covenants, or conditions of this Agreement or to exercise any right hereunder, shall not be construed as a waiver or relinquishment of the future performance of any rights, and the obligations of the party with respect to such future performance shall continue in full force and effect.

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                           MASTER SERVICES AGREEMENT

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26.  RIGHTS UPON TERMINATION:
     -----------------------

     Upon termination or other expiration of this Agreement, Contractor agrees to immediately return to Customer all papers, materials, and other properties of Customer held by Contractor relating to the services performed hereunder.

27.  INVALID PROVISION:
     -----------------

     Should any part of this Agreement, for any reason, be declared invalid, such decision shall not affect the validity of any remaining portion. Such remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid provision eliminated.

28.  FORCE MAJEURE:
     -------------

     It is expressly agreed that Contractor shall not be liable for any damages or delays or failure in performance under this Agreement caused by acts or conditions beyond its reasonable control or without Contractor's fault or negligence. Such acts or causes shall include, but not be limited to, acts of God, Customer's failure to furnish necessary information, failure or delays in transportation and communication; failure to act or delays caused by governmental authorities and delays in obtaining the governmental approvals for visas or similar conditions. Delays in delivery due to force majeure events shall automatically extend delivery milestone dates for a period equal to the duration of such events. Any warranty period affected by a force majeure event shall likewise be extended for a period equal to the duration of such event.

29.  SECTION HEADINGS:
     ----------------

     Section headings have been included in this Agreement merely for convenience or reference. They are not to be considered part of, or to be used in interpreting this Agreement.

30.  AUTHORIZATION FOR INCLUSION ON CUSTOMER LIST:
     --------------------------------------------

     Customer authorizes Contractor to include their name, contact information and other mutually-agreed-to information in Contractor's customer list and other documents unless Customer notifies Contractor otherwise within thirty
     (30) days of execution of this Agreement.

31.  MISCELLANEOUS:
     -------------

     This Agreement, and accompanying Schedules and/or Proposals, constitute the


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                           MASTER SERVICES AGREEMENT

- --------------------------------------------------------------------------------

     entire agreement between the parties with respect to the subject matter hereof and these documents supersede all other communications, whether written or oral. This Agreement may be modified or amended only by a writing signed by the party against whom enforcement is sought. Except as specifically permitted herein, neither this Agreement nor any rights or obligations hereunder may be transferred or assigned by one party without the other party's prior written consent and any attempt to the contrary shall be void. Waiver of any provision hereof in one instance shall not preclude enforcement thereof on future occasions. Headings are for reference purposes only and have no substantive Effect.

32.  COUNTERPARTS:
     ------------

     This Agreement may be executed in two counterparts, both of which taken together shall constitute one single Agreement between the parties.

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.


For:                             For:

Dean Witter, Discover & Co.      Information Management Resources, Inc.
("Customer")                     ("Contractor")

By: \s\ William Floyd            By: \s\ Satish K. Sanan
    -------------------------        ---------------------------
Printed Name: William Floyd      Printed Name: Satish K. Sanan
              ---------------                  -----------------
Title: Vice President            Title: President
       ----------------------           ------------------------
Date: 10/19/93                   Date: September 29, 1993

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT

                                Dated 12/11/95

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                         DISCOVER CARD SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                                   [*]
Social Security Number:                       [*]
Job Title:                                    Systems Staff Programmer
Rate per hour:                                [*]
Term Start Date:                              [*]
Term End Date:                                [*]
Location:                                     2500 Lake Cook Road
                                              3C
                                              Riverwoods, IL  60015

Information Management Resources, Inc.        DISCOVER CARD SERVICES, INC.

By: \s\ Satish K. Sanan                       By: \s\ Janet Foster
    ----------------------                        --------------------
    (Authorized Signature)                        (Project Manager)

Name: Satish K. Sanan                         Name: Janet Foster
      --------------------                          ------------------
Title: President & CEO                        Title: Systems Manager
       -------------------                           -----------------
Date: December 21, 1995                       Date: 12/11/95
      --------------------                          ------------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
                                 Change in Rate
================================================================================
Immediately FAX Signed Schedule A to:         Approvals:
      Ed Fox                                  ITG Director: \s\ Janet Foster
                                                            -----------------
      Contract Programmer Coordinator                           Janet Foster
      708-405-2984
Return Schedule A with Original Signatures    Send Invoices to:
 to:
      Discover Card Services, Inc.            Discover Card Services, Inc.
      c/o Ed Fox                              c/o Janet Foster
      2500 Lake Cook Road 3C                  2500 Lake Cook Road 3C
      Riverwoods, IL  60015                   Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT

                                Dated 12/11/95

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                         DISCOVER CARD SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                                   [*]
Social Security Number:                       [*]
Job Title:                                    Systems Staff Programmer
Rate per hour:                                [*]
Term Start Date:                              [*]
Term End Date:                                [*]
Location:                                     2500 Lake Cook Road
                                              3C
                                              Riverwoods, IL  60015

Information Management Resources, Inc.    DISCOVER CARD SERVICES, INC.

By: \s\ Satish K. Sanan                       By: \s\ Janet Foster
    ----------------------                         ------------------
    (Authorized Signature)                         (Project Manager)

Name: Satish K. Sanan                         Name: Janet Foster
      --------------------
Title: President & CEO                        Title: Systems Manager
       -------------------
Date: December 21, 1995                       Date: 12/11/95
      --------------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
                                 Change in Rate
================================================================================

Immediately FAX Signed Schedule A             Approvals:
 to:
Ed Fox                                        ITG Director:  \s\ Janet Foster
                                                             ----------------
Contract Programmer Coordinator                                  Janet Foster
708-405-2984
Return Schedule A with Original Signatures
 to:                                          Send Invoices to:
Discover Card Services, Inc.                  Discover Card Services, Inc.

c/o Ed Fox                                    c/o Janet Foster
2500 Lake Cook Road 3C                        2500 Lake Cook Road 3C
Riverwoods, IL  60015                         Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT

                                 Dated 11/9/95

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                         DISCOVER CARD SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                        [*]
Social Security Number:            [*]
Job Title:                         Systems Staff Programmer
Rate per hour:                     [*]
Term Start Date:                   [*]
Term End Date:                     [*]
Location:                          2500 Lake Cook Road
                                   3C
                                   Riverwoods, IL  60015

Information Management Resources, Inc.          DISCOVER CARD SERVICES, INC.

By:    \s\ Satish K. Sanan                      By:   \s\ Janet Foster
       ----------------------                         -----------------
       (Authorized Signature)                         (Project Manager)

Name:  Satish K. Sanan                          Name:  Janet Foster
       ---------------
Title: President & CEO                          Title: Systems Manager
       ---------------
Date:  December 1, 1995                         Date:  11/9/95
       ----------------

================================================================================
                          Reason for this Schedule A:
                                New Contractor
                       (Filling New Contractor Position)
================================================================================

Immediately FAX Signed Schedule A to:           Approvals:
     Ed Fox                                     ITG Director: \s\ Janet Foster
                                                              ----------------
     Contract Programmer Coordinator                              Janet Foster
     708-405-2984
Return Schedule A with Original Signatures to:  Send Invoices to:
     Discover Card Services, Inc.               Discover Card Services, Inc.
     c/o Ed Fox                                 c/o Janet Foster
     2500 Lake Cook Road 3C                     2500 Lake Cook Road 3C
     Riverwoods, IL  60015                      Riverwoods, IL  60015


[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT

                                 Dated 11/7/95

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                         DISCOVER CARD SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                        [*]
Social Security Number:            [*]
Job Title:                         Systems Staff Programmer
Rate per hour:                     [*]
Term Start Date:                   [*]
Term End Date:                     [*]
Location:                          2500 Lake Cook Road
                                   3E
                                   Riverwoods, IL  60015

Information Management Resources, Inc.          DISCOVER CARD SERVICES, INC.

By:    \s\ Satish K. Sanan                      By:    \s\ Janet Foster
       ----------------------                          -----------------
       (Authorized Signature)                          (Project Manager)

Name:  Satish K. Sanan                          Name:  Janet Foster
       ---------------
Title: President & CEO                          Title: Systems Manager
       ---------------
Date:  November 16, 1995                        Date:  11/7/95
       -----------------

================================================================================
                          Reason for this Schedule A:
                                New Contractor
                       (Filling New Contractor Position)
================================================================================

Immediately FAX Signed Schedule A to:           Approvals:
     Ed Fox                                     ITG Director: \s\ Janet Foster
                                                              ----------------
     Contract Programmer Coordinator                              Janet Foster
     708-405-2984
Return Schedule A with Original Signatures to:  Send Invoices to:
     Discover Card Services, Inc.               Discover Card Services, Inc.
     c/o Ed Fox                                 c/o Janet Foster
     2500 Lake Cook Road 3C                     2500 Lake Cook Road 3C
     Riverwoods, IL  60015                      Riverwoods, IL  60015


[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT

                                 Dated 11/7/95

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                         DISCOVER CARD SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                        [*]
Social Security Number:            [*]
Job Title:                         Systems Staff Programmer
Rate per hour:                     [*]
Term Start Date:                   [*]
Term End Date:                     [*]
Location:                          2500 Lake Cook Road
                                   3C
                                   Riverwoods, IL  60015

Information Management Resources, Inc.          DISCOVER CARD SERVICES, INC.

By:   \s\ Satish K. Sanan                       By:    \s\ Janet Foster
      ----------------------                           -----------------
      (Authorized Signature)                           (Project Manager)

Name: Satish K. Sanan                           Name:  Janet Foster
      ---------------
Title:President & CEO                           Title: Systems Manager
      ---------------
Date: November 16, 1995                         Date:  11/7/95
      -----------------

================================================================================
                          Reason for this Schedule A:
                                New Contractor
                       (Filling New Contractor Position)
================================================================================

Immediately FAX Signed Schedule A to:           Approvals:
     Ed Fox                                     ITG Director: \s\ Janet Foster
                                                              ----------------
     Contract Programmer Coordinator                              Janet Foster
     708-405-2984
Return Schedule A with Original Signatures to:  Send Invoices to:
     Discover Card Services, Inc.               Discover Card Services, Inc.
     c/o Ed Fox                                 c/o Janet Foster
     2500 Lake Cook Road 3C                     2500 Lake Cook Road 3C
     Riverwoods, IL  60015                      Riverwoods, IL  60015



[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT

                                 Dated 11/1/95

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                         DISCOVER CARD SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                        [*]
Social Security Number:            [*]
Job Title:                         Sr. Systems Programmer
Rate per hour:                     [*]
Term Start Date:                   [*]
Term End Date:                     [*]
Location:                          2500 Lake Cook Road
                                   2C
                                   Riverwoods, IL  60015

Information Management Resources, Inc.          DISCOVER CARD SERVICES, INC.

By:    \s\ Satish K. Sanan                      By:    \s\ David Nootbaar
       ----------------------                          ------------------
       (Authorized Signature)                          (Project Manager)

Name:  Satish K. Sanan                          Name:  David Nootbaar
       ---------------
Title: President & CEO                          Title: Systems Manager
       ---------------
Date:  December 1, 1995                         Date:  11/1/95
       ----------------

================================================================================
                          Reason for this Schedule A:
                                New Contractor
                       (Filling New Contractor Position)
================================================================================

Immediately FAX Signed Schedule A to:           Approvals:
     Ed Fox                                     ITG Director:/s/ Darrel Anderson
                                                             -------------------
     Contract Programmer Coordinator                             Darrel Anderson
     708-405-2984
Return Schedule A with Original Signatures to:  Send Invoices to:
     Discover Card Services, Inc.               Discover Card Services, Inc.
     c/o Ed Fox                                 c/o David Nootbaar
     2500 Lake Cook Road 3C                     2500 Lake Cook Road 2C
     Riverwoods, IL  60015                      Riverwoods, IL  60015


[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT

                                Dated 10/18/95

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                         DISCOVER CARD SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                        [*]
Social Security Number:            [*]
Job Title:                         Sr. Systems Staff Programmer
Rate per hour:                     [*]
Term Start Date:                   [*]
Term End Date:                     [*]
Location:                          2500 Lake Cook Road
                                   2E
                                   Riverwoods, IL  60015

Information Management Resources, Inc.          DISCOVER CARD SERVICES, INC.

By:    \s\ Satish K. Sanan                      By:    \s\ Bob Foley
       ----------------------                          -----------------
       (Authorized Signature)                          (Project Manager)

Name:  Satish K. Sanan                          Name:  Bob Foley
       ---------------
Title: President & CEO                          Title: Systems Manager
       ---------------
Date:  October 31, 1995                         Date:  10/18/95
       ----------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
                                 Change in Rate
================================================================================

Immediately FAX Signed Schedule A to:           Approvals:
     Ed Fox                                     ITG Director: \s\ Chuck Johnson
     Contract Programmer Coordinator                          -----------------
     708-405-2984                                                 Chuck Johnson

Return Schedule A with Original Signatures to:  Send Invoices to:
     Discover Card Services, Inc.               Discover Card Services, Inc.
     c/o Ed Fox                                 c/o Bob Foley
     2500 Lake Cook Road 3C                     2500 Lake Cook Road 2E
     Riverwoods, IL  60015                      Riverwoods, IL  60015


[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT

                                Dated 10/18/95

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                         DISCOVER CARD SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                        [*]
Social Security Number:            [*]
Job Title:                         Sr. Systems Staff Programmer
Rate per hour:                     [*]
Term Start Date:                   [*]
Term End Date:                     [*]
Location:                          2500 Lake Cook Road
                                   3C
                                   Riverwoods, IL  60015

Information Management Resources, Inc.          DISCOVER CARD SERVICES, INC.

By:    \s\ Satish K. Sanan                      By:    \s\ Janet Foster
       ----------------------                          -----------------
       (Authorized Signature)                          (Project Manager)

Name:  Satish K. Sanan                          Name:  Janet Foster
       ---------------
Title: President & CEO                          Title: Systems Manager
       ---------------
Date:  October 31, 1995                         Date:  10/18/95
       ----------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
                                 Change in Rate
================================================================================

Immediately FAX Signed Schedule A to:           Approvals:
     Ed Fox                                     ITG Director:  \s\ Janet Foster
     Contract Programmer Coordinator                           ----------------
     708-405-2984                                                  Janet Foster

Return Schedule A with Original Signatures to:  Send Invoices to:
     Discover Card Services, Inc.               Discover Card Services, Inc.
     c/o Ed Fox                                 c/o Janet Foster
     2500 Lake Cook Road 3C                     2500 Lake Cook Road 3C
     Riverwoods, IL  60015                      Riverwoods, IL  60015



Discover Card Services, Inc.                                Riverwoods, IL 60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT

                                Dated 10/18/95

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                         DISCOVER CARD SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                        [*]
Social Security Number:            [*]
Job Title:                         Sr. Systems Staff Programmer
Rate per hour:                     [*]
Term Start Date:                   [*]
Term End Date:                     [*]
Location:                          2500 Lake Cook Road
                                   2E
                                   Riverwoods, IL  60015

Information Management Resources, Inc.          DISCOVER CARD SERVICES, INC.

By:    \s\ Satish K. Sanan                      By:    \s\ Dan McCue
       ----------------------                          -----------------
       (Authorized Signature)                          (Project Manager)

Name:  Satish K. Sanan                          Name:  Dan McCue
       ---------------
Title: President & CEO                          Title: Systems Manager
       ---------------
Date:  October 31, 1995                         Date:  10/18/95
       ----------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
                                 Change in Rate
================================================================================

Immediately FAX Signed Schedule A to:           Approvals:
     Ed Fox                                     ITG Director:\s\ Darrel Anderson
     Contract Programmer Coordinator                         -------------------
     708-405-2984                                                Darrel Anderson

Return Schedule A with Original Signatures to:  Send Invoices to:
     Discover Card Services, Inc.               Discover Card Services, Inc.
     c/o Ed Fox                                 c/o Dan McCue
     2500 Lake Cook Road 3C                     2500 Lake Cook Road 2E
     Riverwoods, IL  60015                      Riverwoods, IL  60015



Discover Card Services, Inc.                                Riverwoods, IL 60615

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT

                                 Dated 10/3/95

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                          DISCOVER CARD SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                               [*]
Social Security Number:                   [*]
Job Title:                                Systems Staff Programmer
Rate per hour:                            [*]
Term Start Date:                          [*]
Term End Date:                            [*]
Location:                                 2500 Lake Cook Road
                                          2E
                                          Riverwoods, IL  60015

Information Management Resources, Inc.         DISCOVER CARD SERVICES, INC.

By:    \s\ Satish K. Sanan                     By:    \s\ Ira Shapiro
       -------------------                            ---------------
       (Authorized Signature)                         (Project Manager)

Name:  Satish K. Sanan                         Name:  Ira Shapiro
       ---------------
Title: President & CEO                         Title: Systems Manager
       ---------------
Date:  October 26, 1995                        Date:  10/3/95
       ----------------

================================================================================
                          Reason for this Schedule A:
                                 New Contractor
                      (Replacing Open Contractor Position)
================================================================================

Immediately FAX Signed Schedule A to:          Approvals:
      Ed Fox                                   ITG Director: \s\ Becky Ellsworth
                                                             -------------------
      Contract Programmer Coordinator                            Becky Ellsworth
      708-405-2984
Return Schedule A with Original Signatures to: Send Invoices to:
      Discover Card Services, Inc.             Discover Card Services, Inc.
      c/o Ed Fox                               c/o Ira Shapiro
      2500 Lake Cook Road 3C                   2500 Lake Cook Road 2E
      Riverwoods, IL  60015                    Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT

                                 Dated 9/11/95

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                          DISCOVER CARD SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                               [*]
Social Security Number:                   [*]
Job Title:                                Systems Staff Programmer
Rate per hour:                            [*]
Term Start Date:                          [*]
Term End Date:                            [*]
Location:                                 2500 Lake Cook Road
                                          3E
                                          Riverwoods, IL  60015

Information Management Resources, Inc.         DISCOVER CARD SERVICES, INC.

By:    \s\ Satish K. Sanan                     By:    \s\ Sharon C. Griffin
       -------------------                            ---------------------
       (Authorized Signature)                         (Project Manager)

Name:  Satish K. Sanan                         Name:  Sharon Griffin
       ---------------
Title: President & CEO                         Title: Systems Manager
       ---------------
Date:  October 2, 1995                         Date:  9/11/95
       ---------------

================================================================================
                          Reason for this Schedule A:
                                 New Contractor
                       (Filling New Contractor Position)
================================================================================

Immediately FAX Signed Schedule A to:          Approvals:
      Ed Fox                                   ITG Director:  \s\ Larry Holstein
                                                              ------------------
      Contract Programmer Coordinator                             Larry Holstein
      708-405-2984
Return Schedule A with Original Signatures to: Send Invoices to:
      Discover Card Services, Inc.             Discover Card Services, Inc.
      c/o Ed Fox                               c/o Sharon Griffin
      2500 Lake Cook Road 3C                   2500 Lake Cook Road 2E
      Riverwoods, IL  60015                    Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT

                                 Dated 9/19/95

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                          DISCOVER CARD SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                               [*]
Social Security Number:                   [*]
Job Title:                                Sr. Systems Programmer
Rate per hour:                            [*]
Term Start Date:                          [*]
Term End Date:                            [*]
Location:                                 2500 Lake Cook Road
                                          2C
                                          Riverwoods, IL  60015

Information Management Resources, Inc.         DISCOVER CARD SERVICES, INC.

By:    \s\ Satish K. Sanan                     By:    N/A [handwritten]
       -------------------                            -----------------
       (Authorized Signature)                         (Project Manager)

Name:  Satish K. Sanan                         Name:  Pat Medo
       ---------------
Title: President & CEO                         Title: Systems Manager
       ---------------
Date:  September 22, 1995                      Date:  9/19/95
       ------------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
                                 Change in Rate
================================================================================

Immediately FAX Signed Schedule A to:          Approvals:
      Ed Fox                                   ITG Director:\s\ Richard J. Reese
                                                            --------------------
      Contract Programmer Coordinator                           Rick Reese
      708-405-2984
Return Schedule A with Original Signatures to: Send Invoices to:
      Discover Card Services, Inc.             Discover Card Services, Inc.
      c/o Ed Fox                               c/o Pat Medo
      2500 Lake Cook Road 3C                   2500 Lake Cook Road 2C
      Riverwoods, IL  60015                    Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT

                                  Dated 9/6/95

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                          DISCOVER CARD SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                               [*]
Social Security Number:                   [*]
Job Title:                                Specialist
Rate per hour:                            [*]
Term Start Date:                          [*]
Term End Date:                            [*]
Location:                                 2500 Lake Cook Road
                                          3E
                                          Riverwoods, IL  60015

Information Management Resources, Inc.         DISCOVER CARD SERVICES, INC.

By:    \s\Jeffery Slowgrove                    By:    \s\ Janet Foster
       --------------------                           ----------------
       (Authorized Signature)                         (Project Manager)

Name:  Jeffery Slowgrove                       Name:  Janet Foster
       -----------------
Title: Treasurer                               Title: Systems Manager
       ---------
Date:  September 11, 1995                      Date:  9/6/95
       ------------------

================================================================================
                          Reason for this Schedule A:
                                 New Contractor
                       (Filling New Contractor Position)
================================================================================

Immediately FAX Signed Schedule A to:          Approvals:
      Ed Fox                                   ITG Director:  \s\ Janet Foster
                                                               ---------------
      Contract Programmer Coordinator                             Janet Foster
      708-405-2984
Return Schedule A with Original Signatures to: Send Invoices to:
      Discover Card Services, Inc.             Discover Card Services, Inc.
      c/o Ed Fox                               c/o Janet Foster
      2500 Lake Cook Road 3C                   2500 Lake Cook Road 3E
      Riverwoods, IL  60015                    Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT

                                  Dated 8/1/95

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                         DISCOVER CARD SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                      [*]
Social Security Number:          [*]
Job Title:                       Sr. Systems Programmer
Rate per hour:                   [*]
Term Start Date:                 [*]
Term End Date:                   [*]
Location:                        2500 Lake Cook Road
                                 3C
                                 Riverwoods, IL  60015

Information Management Resources, Inc.           DISCOVER CARD SERVICES, INC.

By:   \s\ Satish K. Sanan                        By:  \s\ Janet Foster
      ----------------------                          ----------------
      (Authorized Signature)                          (Project Manager)

Name: Satish K. Sanan                            Name: Janet Foster
      ---------------
Title:President & CEO                            Title:Systems Manager
      ---------------
Date: August 18, 1995                            Date: 8/1/95
      ---------------
================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
                                 Change in Rate
================================================================================

Immediately FAX Signed Schedule A to:            Approvals:
          Ed Fox                                 ITG Director:  \s\ Janet Foster
                                                                 ---------------
          Contact Programmer Coordinator                            Janet Foster
          708-405-2984
Return Schedule A with Original Signatures to:   Send Invoices to:
          Discover Card Services, Inc.           Discover Card Services, Inc.
          c/o Ed Fox                             c/o Janet Foster
          2500 Lake Cook Road 3C                 2500 Lake Cook Road
          Riverwoods, IL  60015                  Riverwoods, IL  60015


[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT

                                 Dated 7/31/95

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                         DISCOVER CARD SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                    [*]
Social Security Number:        [*]
Job Title:                     Sr. Systems Programmer
Rate per hour:                 [*]
Term Start Date:               [*]
Term End Date:                 [*]
Location:                      2500 Lake Cook Road 3C
                               Riverwoods, IL  60015

Information Management Resources, Inc.           DISCOVER CARD SERVICES, INC.

By:    \s\ Satish K. Sanan                       By:   \s\ Janet Foster
       ----------------------                          ----------------
       (Authorized Signature)                          (Project Manager)

Name:  Satish K. Sanan                           Name: Janet Foster
       ----------------------
Title: President & CEO                           Title:Systems Manager
       ----------------------
Date:  August 10, 1995                           Date: 7/31/95
       ----------------------
================================================================================
                          Reason for this Schedule A:
                    Change in Term for Existing Contractor
================================================================================

Immediately FAX Signed Schedule A to:            Approvals:
       Ed Fox                                    ITG Director:  \s\ Janet Foster
                                                                ----------------
       Contract Programmer Coordinator                              Janet Foster
       708-405-2984
Return Schedule A with Original Signatures to:   Send Invoices to:
       Discover Card Services, Inc.              Discover Card Services, Inc.
       c/o Ed Fox                                c/o Janet Foster
       2500 Lake Cook Road 3C                    2500 Lake Cook Road
       Riverwoods, IL  60015                     Riverwoods, IL  60015


[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 10/2/95

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                         DISCOVER CARD SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                      [*]
Social Security Number:          [*]
Job Title:                       Sr. Systems Staff Programmer
Rate per hour:                   [*]
Term Start Date:                 [*]
Term End Date:                   [*]
Location:                        2500 Lake Cook Road
                                 3C
                                 Riverwoods, IL  60015

Information Management Resources, Inc.          DISCOVER CARD SERVICES, INC.

By:  \s\ Satish K. Sanan   By:                  \s\ Glenn Schneider
     --------------------                       -------------------
     (Authorized Signature)                     (Project Manager)

Name: Satish K. Sanan                           Name:   Glenn Schneider
                                                --------------------
Title:President & CEO                           Title:  Systems Manager
                                                --------------------
Date: January 10, 1996                          Date:   10/2/95
      ----------------
================================================================================
                          Reason for this Schedule A:
                    Change in Term for Existing Contractor
================================================================================
Immediately FAX Signed Schedule A to:            Approvals:
      Ed Fox                                     ITG Director:  \s\ Laura Carey
                                                                ---------------
      Contract Programmer Coordinator                               Laura Carey
      708-405-2984
Return Schedule A with Original Signatures to:   Send Invoices to:
      Novus Services, Inc.                       Novus Services, Inc.
      c/o Ed Fox                                 c/o Glenn Schneider
      2500 Lake Cook Road 3C                     2500 Lake Cook Road 3N
      Riverwoods, IL  60015                      Riverwoods, IL  60015


[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 8/02/96

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                             NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Vendor's Consultant.

Consultant:                       [*]
Social Security Number:           [*]
Job Title:                        Systems Staff Programmer
Rate per hour:                    [*]
Term Start Date:                  [*]
Term End Date:                    [*]
Location:                         2500 Lake Cook Road
                                  3C
                                  Riverwoods, IL  60015

Information Management Resources, Inc.           NOVUS SERVICES, INC.

By:  \s\ Jeffery Slowgrove                       By:    \s\ Dee Dee Quinn
     ------------------------                           -----------------
     (Authorized Signature)                             (Project Manager)

Name: Jeffery Slowgrove                          Name:  Dee Dee Quinn
      -----------------
Title:Treasurer                                  Title: Systems Manager
      ---------
Date: August 13, 1996                            Date:  8/02/96
      ---------------
================================================================================
                          Reason for this Schedule A:
                    Change in Term for Existing Contractor
================================================================================
Immediately FAX Signed Schedule A to:            Approvals:
      Richard Prange                             ITG Director:  \s\ Janet Foster
                                                                ----------------
      Contract Programmer Coordinator                               Janet Foster
      708-405-2984
Return Schedule A with Original Signatures to:   Send Invoices to:
      Novus Services, Inc.                       Novus Services, Inc.
      c/o Richard Prange                         c/o Dee Dee Quinn
      2500 Lake Cook Road 3C                     2500 Lake Cook Road 3C
      Riverwoods, IL  60015                      Riverwoods, IL  60015


[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 7/1/96

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                             NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                               [*]
Social Security Number:                   [*]
Job Title:                                Sr. Systems Staff Programmer
Rate per hour:                            [*]
Term Start Date:                          [*]
Term End Date:                            [*]
Location:                                 2500 Lake Cook Road
                                          3C
                                          Riverwoods, IL  60015

Information Management Resources, Inc.          NOVUS SERVICES, INC.

By: \s\ Jeffery Slowgrove                       By: \s\ Mary Fisher
    ---------------------                           ----------------
    (Authorized Signature)                          (Project Manager)

Name:  Jeffery Slowgrove                        Name:   Mary Fisher
       -----------------
Title: Treasurer                                Title:  Systems Manager
       ---------
Date:  August 13, 1996                          Date:   7/1/96
       ---------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
================================================================================

Immediately FAX Signed Schedule A to:           Approvals:
     Rich Prange                                ITG Director:  \s\ Chuck Johnson
     Contract Programmer Coordinator                           -----------------
     847-405-2984                                                  Chuck Johnson
Return Schedule A with Original Signatures to:  Send Invoices to:
     Novus Services, Inc.                       Novus Services, Inc.
     c/o Rich Prange                            c/o Mary Fisher
     2500 Lake Cook Road 3C                     2500 Lake Cook Road 2C
     Riverwoods, IL  60015                      Riverwoods, IL  60015


[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 6/28/96

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                             NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                        [*]
Social Security Number:            [*]
Job Title:                         Systems Staff Programmer
Rate per hour:                     [*]
Term Start Date:                   [*]
Term End Date:                     [*]
Location:                          2500 Lake Cook Road
                                   2C
                                   Riverwoods, IL  60015

Information Management Resources, Inc.          NOVUS SERVICES, INC.

By: \s\ Jeffery Slowgrove                       By: \s\ Mary Fisher
    ---------------------                           ----------------
    (Authorized Signature)                          (Project Manager)

Name:  Jeffery Slowgrove                        Name:   Mary Fisher
       -----------------
Title: Treasurer                                Title:  Systems Manager
       ---------
Date:  August 13, 1996                          Date:   6/28/96
       ---------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
                                Change in Rate
================================================================================

Immediately FAX Signed Schedule A to:           Approvals:
     Rich Prange                                ITG Director:  \s\ Chuck Johnson
     Contract Programmer Coordinator                           -----------------
     847-405-2984                                                  Chuck Johnson
Return Schedule A with Original Signatures to:  Send Invoices to:
     Novus Services, Inc.                       Novus Services, Inc.
     c/o Rich Prange                            c/o Mary Fisher
     2500 Lake Cook Road 3C                     2500 Lake Cook Road 2C
     Riverwoods, IL  60015                      Riverwoods, IL  60015



[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                  Dated 7/1/96

                                    Between

                                  IMR (Vendor)

                                      And

                              NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Vendor's Consultant.

Consultant:                               [*]
Social Security Number:                   [*]
Job Title:                                Sr. Systems Staff Programmer
Rate per hour:                            [*]
                                          [*]
Term Start Date:                          [*]
Term End Date:                            [*]
Location:                                 2500 Lake Cook Road
                                          3C
                                          Riverwoods, IL  60015

Information Management Resources, Inc.          NOVUS SERVICES, INC.

By: \s\ Satish K. Sanan                         By: \s\ Rick Egbert
    -------------------                             ----------------
    (Authorized Signature)                          (Project Manager)

Name:  Satish K. Sanan                          Name:   Rick Egbert
       ---------------
Title: President/CEO                            Title:  Systems Manager
       -------------
Date:  July 17, 1996                            Date:   7/1/96
       -------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
================================================================================

Immediately FAX Signed Schedule A to:           Approvals:
     Rich Prange                                ITG Director:  \s\ Janet Foster
     Contract Programmer Coordinator                           ----------------
     847-405-2984                                                  Janet Foster
Return Schedule A with Original Signatures to:  Send Invoices to:
     Novus Services, Inc.                       Novus Services, Inc.
     c/o Rich Prange                            c/o Rick Egbert
     2500 Lake Cook Road 3C                     2500 Lake Cook Road 3C
     Riverwoods, IL  60015                      Riverwoods, IL  60015



[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                  Dated 7/1/96

                                    Between

                                  IMR (Vendor)

                                      And

                             NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Vendor's Consultant.

Consultant:                               [*]
Social Security Number:                   [*]
Job Title:                                Sr. Systems Staff Programmer
Rate per hour:                            [*]
                                          [*]
Term Start Date:                          [*]
Term End Date:                            [*]
Location:                                 2500 Lake Cook Road
                                          3C
                                          Riverwoods, IL  60015

Information Management Resources, Inc.          NOVUS SERVICES, INC.

By: \s\ Satish K. Sanan                         By: \s\ Rick Egbert
    -------------------                             ----------------
    (Authorized Signature)                          (Project Manager)

Name:  Satish K. Sanan                          Name:   Rick Egbert
       ---------------
Title: President/CEO                            Title:  Systems Manager
       -------------
Date:  July 17, 1996                            Date:   7/1/96
       -------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
================================================================================

Immediately FAX Signed Schedule A to:           Approvals:
     Rich Prange                                ITG Director:  \s\ Janet Foster
     Contract Programmer Coordinator                           ----------------
     847-405-2984                                                  Janet Foster
Return Schedule A with Original Signatures to:  Send Invoices to:
     Novus Services, Inc.                       Novus Services, Inc.
     c/o Rich Prange                            c/o Rick Egbert
     2500 Lake Cook Road 3C                     2500 Lake Cook Road 3C
     Riverwoods, IL  60015                      Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                  Dated 5/1/96

                                    Between

                Information Management Resources, Inc. (Vendor)

                                      And

                              NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Vendor's Consultant.

Consultant:                               [*]
Social Security Number:                   [*]
Job Title:                                Systems Staff Programmer
Rate per hour:                            [*]
Term Start Date:                          [*]
Term End Date:                            [*]
Location:                                 2500 Lake Cook Road
                                          2C
                                          Riverwoods, IL  60015

Information Management Resources, Inc.         NOVUS SERVICES, INC.

By:    \s\ Satish K. Sanan                     By:    \s\ Jodi Windy
       -------------------                            --------------
       (Authorized Signature)                         (Project Manager)

Name:  Satish K. Sanan                         Name:  Jodi Windy
       ---------------
Title: President & CEO                         Title: Systems Manager
       ---------------
Date:  May 28, 1996                            Date:  5/1/96
       ------------

================================================================================
                          Reason for this Schedule A:
                      New Contractor/Returning Contractor
                       (Filling New Contractor Position)
================================================================================

Immediately FAX Signed Schedule A to:          Approvals:
      Ed Fox                                   ITG Director: \s\ Chuck Johnson
                                                             -----------------
      Contract Programmer Coordinator                            Chuck Johnson
      847-405-2984
Return Schedule A with Original Signatures to: Send Invoices to:
      Novus Services, Inc                      Novus Services, Inc.
      c/o Ed Fox                               c/o Jodi Windy
      2500 Lake Cook Road 3C                   2500 Lake Cook Road 2C
      Riverwoods, IL  60015                    Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 4/19/96

                                    Between

                Information Management Resources, Inc. (Vendor)

                                      And

                              NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                               [*]
Social Security Number:                   [*]
Job Title:                                Sr. Systems Programmer
Rate per hour:                            [*]
Term Start Date:                          [*]
Term End Date:                            [*]
Location:                                 2500 Lake Cook Road
                                          3C
                                          Riverwoods, IL  60015

Information Management Resources, Inc.         NOVUS SERVICES, INC.

By:    \s\ Satish K. Sanan                     By:    [not signed]
       -------------------                             ----------
       (Authorized Signature)                         (Project Manager)

Name:  Satish K. Sanan                         Name:  Janet Foster
       ---------------
Title: President & CEO                         Title: Systems Manager
       ---------------
Date:  May 13, 1996                            Date:  4/19/96
       ------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
                                 Change in Rate
================================================================================

Immediately FAX Signed Schedule A to:          Approvals:
      Ed Fox                                   ITG Director:  \s\ Janet Foster
                                                              ----------------
      Contract Programmer Coordinator                             Janet Foster
      847-405-2984
Return Schedule A with Original Signatures to: Send Invoices to:
      Novus Services, Inc.                     Novus Services, Inc.
      c/o Ed Fox                               c/o Janet Foster
      2500 Lake Cook Road 3C                   2500 Lake Cook Road 3C
      Riverwoods, IL  60015                    Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 4/19/96

                                    Between

                Information Management Resources, Inc. (Vendor)

                                      And

                              NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                               [*]
Social Security Number:                   [*]
Job Title:                                Sr. Systems Staff Programmer
Rate per hour:                            [*]
Term Start Date:                          [*]
Term End Date:                            [*]
Location:                                 2500 Lake Cook Road
                                          3C
                                          Riverwoods, IL  60015

Information Management Resources, Inc.         NOVUS SERVICES, INC.

By:    \s\ Satish K. Sanan                     By:    \s\ Dee Dee Quinn
       -------------------                            -----------------
       (Authorized Signature)                         (Project Manager)

Name:  Satish K. Sanan                         Name:  Dee Dee Quinn
       ---------------
Title: President & CEO                         Title: Systems Manager
       ---------------
Date:  May 13, 1996                            Date:  4/19/96
       ------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
                                 Change in Rate
================================================================================

Immediately FAX Signed Schedule A to:          Approvals:
      Ed Fox                                   ITG Director:  \s\ Janet Foster
                                                              ----------------
      Contract Programmer Coordinator                             Janet Foster
      847-405-2984
Return Schedule A with Original Signatures to: Send Invoices to:
      Novus Services, Inc.                     Novus Services, Inc.
      c/o Ed Fox                               c/o Dee Dee Quinn
      2500 Lake Cook Road 3C                   2500 Lake Cook Road 3C
      Riverwoods, IL  60015                    Riverwoods, IL  60015


[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 4/19/96

                                    Between

                Information Management Resources, Inc. (Vendor)

                                      And

                              NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                        [*]
Social Security Number:            [*]
Job Title:                         Systems Consultant
Rate per hour:                     [*]
Term Start Date:                   [*]
Term End Date:                     [*]
Location:                          2500 Lake Cook Road
                                   3C
                                   Riverwoods, IL  60015

Information Management Resources, Inc.        NOVUS SERVICES, INC.

By: \s\ Satish K. Sanan                       By: \s\ Dee Dee Quinn
    -----------------------                       -------------------
    (Authorized Signature)                         (Project Manager)

Name: Satish K. Sanan                         Name: Dee Dee Quinn
      ---------------------
Title: President & CEO                        Title: Systems Manager
       --------------------
Date: May 13, 1996                            Date: 4/19/96
      ---------------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
                                 Change in Rate
================================================================================

Immediately FAX Signed Schedule A to:         Approvals:
    Ed Fox                                    ITG Director:  \s\ Janet Foster
    Contract Programmer Coordinator                           ----------------
    847-405-2984                                                 Janet Foster
Return Schedule A with Original Signatures
 to:                                          Send Invoices to:
    Novus Services, Inc.                      Novus Services, Inc.
    c/o Ed Fox                                c/o Dee Dee Quinn
    2500 Lake Cook Road 3C                    2500 Lake Cook Road 3C
    Riverwoods, IL  60015                     Riverwoods, IL  60015


[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 4/19/96

                                    Between

                Information Management Resources, Inc. (Vendor)

                                      And

                              NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Vendor's Consultant.

Consultant:                        [*]
Social Security Number:            [*]
Job Title:                         Sr. Systems Programmer
Rate per hour:                     [*]
Term Start Date:                   [*]
Term End Date:                     [*]
Location:                          2500 Lake Cook Road
                                   3C
                                   Riverwoods, IL  60015

Information Management Resources, Inc.           NOVUS SERVICES, INC.

By: \s\ Satish K. Sanan                          By: \s\ Frank Robinson
    -----------------------                          --------------------
    (Authorized Signature)                            (Project Manager)

Name: Satish K. Sanan                            Name: Frank Robinson
      ---------------------
Title: President & CEO                           Title: Systems Manager
       --------------------
Date: May 13, 1996                               Date: 4/19/96
      ---------------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
                                 Change in Rate
================================================================================

Immediately FAX Signed Schedule A to:            Approvals:
    Ed Fox                                       ITG Director: \s\ Janet Foster
                                                               ----------------
    Contract Programmer Coordinator                                Janet Foster
    847-405-2984
Return Schedule A with Original Signatures to:   Send Invoices to:
Novus Services, Inc.                             Novus Services, Inc.
c/o Ed Fox                                       c/o Frank Robinson
2500 Lake Cook Road 3C                           2500 Lake Cook Road 2C
Riverwoods, IL  60015                            Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 2/21/96

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                              NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Vendor's Consultant.

Consultant:                            [*]
Social Security Number:                [*]
Job Title:                             Sr. Systems Staff Programmer
Rate per hour:                         [*]
                                       [*]
Term Start Date:                       [*]
Term End Date:                         [*]
Location:                              2500 Lake Cook Road
                                       2C
                                       Riverwoods, IL  60015

Information Management Resources, Inc.         NOVUS SERVICES, INC.

By: \s\ Satish K. Sanan                        By: \s\ David Nootbaar
     ------------------------                      --------------------
     (Authorized Signature)                          (Project Manager)

Name: Satish K. Sanan                          Name: David Nootbaar
      -----------------------
Title: President & CEO                         Title: Systems Manager
       ----------------------
Date: April 17, 1996                           Date: 2/21/96
      -----------------------

================================================================================
                          Reason for this Schedule A:
                                 New Contractor
                      (Replacing Open Contractor Position)
================================================================================

Immediately FAX Signed Schedule A to:          Approvals:
    Ed Fox                                     ITG Director: \s\ Darrel Anderson
                                                             -------------------
    Contract Programmer Coordinator                              Darrel Anderson
    847-405-2984
Return Schedule A with Original Signatures to: Send Invoices to:
    Novus Services, Inc.                       Novus Services, Inc.
    c/o Ed Fox                                 c/o David Nootbaar
    2500 Lake Cook Road 3C                     2500 Lake Cook Road 2C
    Riverwoods, IL  60015                      Riverwoods, IL  60015


[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 3/15/96

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                              NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                                   [*]
Social Security Number:                       [*]
Job Title:                                    Systems Staff Programmer
Rate per hour:                                [*]
Term Start Date:                              [*]
Term End Date:                                [*]
Location:                                     2500 Lake Cook Road
                                              2E
                                              Riverwoods, IL  60015

Information Management Resources, Inc.    NOVUS SERVICES, INC.

By: \s\ Satish K. Sanan                   By: \s\ Ira Shapiro
    ------------------------                  ------------------
     (Authorized Signature)                   (Project Manager)
Name: Satish K. Sanan                     Name: Ira Shapiro
      ----------------------
Title: President & CEO                    Title: Systems Manager
       ---------------------
Date: April 17, 1996                      Date: 3/15/96
      ----------------------

===============================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
===============================================================================

Immediately FAX Signed Schedule A to:       Approvals:
    Ed Fox                                  ITG Director:  \s\ Becky Ellsworth
    Contract Programmer Coordinator                         ------------------
    847-405-2984                                               Becky Ellsworth
Return Schedule A with Original Signatures
 to:                                        Send Invoices to:
    Novus Services, Inc.                    Novus Services, Inc.
    c/o Ed Fox                              c/o Ira Shapiro
    2500 Lake Cook Road 3C                  2500 Lake Cook Road 2E
    Riverwoods, IL  60015                   Riverwoods, IL  60015




[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 2/21/96

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                              NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Vendor's Consultant.

Consultant:                               [*]
Social Security Number:                   [*]
Job Title:                                Sr. Systems Staff Programmer
Rate per hour:                            [*]
                                          [*]
Term Start Date:                          [*]
Term End Date:
Location:                                 2500 Lake Cook Road
                                          2C
                                          Riverwoods, IL  60015

Information Management Resources, Inc.    NOVUS SERVICES, INC.

By: \s\ Satish K. Sanan                   By: \s\ David Nootbaar
    ------------------------                  --------------------
     (Authorized Signature)                    (Project Manager)

Name: Satish K. Sanan                     Name: David Nootbaar
      ----------------------
Title: President & CEO                    Title: Systems Manager
       ---------------------
Date:  April 17, 1996                     Date: 2/21/96
       ---------------------

===============================================================================
                          Reason for this Schedule A:
                                 New Contractor
                      (Replacing Open Contractor Position)
===============================================================================


Immediately FAX Signed Schedule A to:         Approvals:
    Ed Fox                                    ITG Director:  \s\ Darrel Anderson
    Contract Programmer Coordinator                          -------------------
    847-405-2984                                                 Darrel Anderson

Return Schedule A with Original Signatures    Send Invoices to:
 to:                                          Novus Services, Inc.
    Novus Services, Inc.                      c/o David Nootbaar
    c/o Ed Fox                                2500 Lake Cook Road 2C
    2500 Lake Cook Road 3C                    Riverwoods, IL  60015
    Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 2/26/96

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                              NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Vendor's Consultant.

Consultant:                               [*]
Social Security Number:                   [*]
Job Title:                                Systems Staff Programmer
Rate per hour:                            [*]
Term Start Date:                          [*]
Term End Date:                            [*]
Location:                                 2500 Lake Cook Road
                                          3C
                                          Riverwoods, IL  60015

Information Management Resources, Inc.         NOVUS SERVICES, INC.

By:    \s\ Satish K. Sanan                     By:    \s\ Rick Egbert
       ------------------------                       ----------------
       (Authorized Signature)                         (Project Manager)

Name:  Satish K. Sanan                         Name:  Rick Egbert
       ------------------------
Title: President & CEO                         Title: Systems Manager
       ------------------------
Date:  March 12, 1996                          Date:  2/26/96
       ------------------------

================================================================================
                          Reason for this Schedule A:
                      New Contractor/Returning Contractor
                       (Filling New Contractor Position)
================================================================================

Immediately FAX Signed Schedule A to:          Approvals:
      Ed Fox                                   ITG Director:  \s\ Janet Foster
      Contract Programmer Coordinator                          ----------------
      847-405-2984                                                Janet Foster

Return Schedule A with Original Signatures to: Send Invoices to:
      Novus Services, Inc.                     Novus Services, Inc.
      c/o Ed Fox                               c/o Rick Egbert
      2500 Lake Cook Road 3C                   2500 Lake Cook Road 3C
      Riverwoods, IL  60015                    Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 2/26/96

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                              NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                               [*]
Social Security Number:                   [*]
Job Title:                                Systems Staff Programmer
Rate per hour:                            [*]
Term Start Date:                          [*]
Term End Date:                            [*]
Location:                                 2500 Lake Cook Road
                                          2C
                                          Riverwoods, IL  60015

Information Management Resources, Inc.         NOVUS SERVICES, INC.

By:    \s\ Satish K. Sanan                     By:    \s\ David Nootbaar
       -------------------                            ------------------
       (Authorized Signature)                         (Project Manager)

Name:  Satish K. Sanan                         Name:  David Nootbaar
       ---------------
Title: President & CEO                         Title: Systems Manager
       ---------------
Date:  March 12, 1996                          Date:  2/26/96
       --------------

================================================================================
                          Reason for this Schedule A:
                     Change in Rate for Existing Contractor
================================================================================

Immediately FAX Signed Schedule A to:          Approvals:
      Ed Fox                                   ITG Director: \s\ Darrel Anderson
      Contract Programmer Coordinator                        -------------------
      847-405-2984                                               Darrel Anderson

Return Schedule A with Original Signatures to: Send Invoices to:
      Novus Services, Inc.                     Novus Services, Inc.
      c/o Ed Fox                               c/o David Nootbaar
      2500 Lake Cook Road 3C                   2500 Lake Cook Road 2C
      Riverwoods, IL  60015                    Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 2/22/96

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                              NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                               [*]
Social Security Number:                   [*]
Job Title:                                Specialist
Rate per hour:                            [*]
Term Start Date:                          [*]
Term End Date:                            [*]
Location:                                 2500 Lake Cook Road
                                          3C
                                          Riverwoods, IL  60015

Information Management Resources, Inc.         NOVUS SERVICES, INC.

By:    \s\ Satish K. Sanan                     By:    [not signed]
       -------------------                             ----------
       (Authorized Signature)                         (Project Manager)

Name:  Satish K. Sanan                         Name:  Janet Foster
       ---------------
Title: President & CEO                         Title: Systems Manager
       ---------------
Date:  March 12, 1996                          Date:  2/22/96
       --------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
                                 Change in Rate
================================================================================

Immediately FAX Signed Schedule A to:          Approvals:
      Ed Fox                                   ITG Director:  \s\ Janet Foster
      Contract Programmer Coordinator                         ----------------
      847-405-2984                                                Janet Foster
Return Schedule A with Original Signatures to: Send Invoices to:
      Novus Services, Inc.                     Novus Services, Inc.
      c/o Ed Fox                               c/o Janet Foster
      2500 Lake Cook Road 3C                   2500 Lake Cook Road 3C
      Riverwoods, IL  60015                    Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 2/21/96

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                              NOVUS SERVICES, INC.


This schedule defines the scope of consulting services to be provided by Vendor's Consultant.

Consultant:                      [*]
Social Security Number:          [*]
Job Title:                       Systems Staff Programmer
Rate per hour:                   [*]
Term Start Date:                 [*]
Term End Date:                   [*]
Location:                        2500 Lake Cook Road
                                 3C
                                 Riverwoods, IL  60015

Information Management Resources, Inc.         NOVUS SERVICES, INC.

By:    \s\ Satish K. Sanan                     By:    \s\ Janet Foster
       -------------------                            ----------------
       (Authorized Signature)                         (Project Manager)

Name:  Satish K. Sanan                         Name:  Janet Foster
       ---------------
Title: President & CEO                         Title: Systems Manager
       ---------------
Date:  March 12, 1996                          Date:  2/21/96
       --------------

================================================================================
                          Reason for this Schedule A:
                      New Contractor/Returning Contractor
                      (Replacing Open Contractor Position)
================================================================================

Immediately FAX Signed Schedule A to:          Approvals:
      Ed Fox                                   ITG Director:  \s\ Janet Foster
      Contract Programmer Coordinator                         ----------------
      708-405-2984                                                Janet Foster
Return Schedule A with Original Signatures to: Send Invoices to:
      Novus Services, Inc.                     Novus Services, Inc.
      c/o Ed Fox                               c/o Janet Foster
      2500 Lake Cook Road 3C                   2500 Lake Cook Road 3C
      Riverwoods, IL  60015                    Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 2/9/96

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                             NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                        [*]
Social Security Number:            [*]
Job Title:                         Systems Staff Programmer
Rate per hour:                     [*]
                                   [*]
Term Start Date:                   [*]
Term End Date:                     [*]
Location:                          2500 Lake Cook Road
                                   2C
                                   Riverwoods, IL  60015

Information Management Resources, Inc.          NOVUS SERVICES, INC.

By: \s\ Satish K. Sanan                         By: \s\ David Nootbaar
    -------------------                             ------------------
    (Authorized Signature)                          (Project Manager)

Name:  Satish K. Sanan                          Name:   David Nootbaar
       ---------------
Title: President/CEO                            Title:  Systems Manager
       -------------
Date:  February 26, 1996                        Date:   2/9/96
       -----------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
================================================================================

Immediately FAX Signed Schedule A to:          Approvals:
     Ed Fox                                    ITG Director: \s\ Darrel Anderson
     Contract Programmer Coordinator                             ---------------
     708-405-2984                                                Darrel Anderson
Return Schedule A with Original Signatures     Send Invoices to:
 to: Novus Services, Inc.                      Novus Services, Inc.
     c/o Ed Fox                                c/o David Nootbaar
     2500 Lake Cook Road 3C                    2500 Lake Cook Road 2C
     Riverwoods, IL  60015                     Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 1/31/96

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                              NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                               [*]
Social Security Number:                   [*]
Job Title:                                Systems Staff Programmer
Rate per hour:                            [*]
Term Start Date:                          [*]
Term End Date:                            [*]
Location:                                 2500 Lake Cook Road
                                          3C
                                          Riverwoods, IL  60015

Information Management Resources, Inc.          NOVUS SERVICES, INC.

By: \s\ Satish K. Sanan                         By: [not signed]
    -------------------                             ------------
    (Authorized Signature)                          (Project Manager)

Name:  Satish K. Sanan                          Name:   Janet Foster (D.P. Raju)
       ---------------
Title: President/CEO                            Title:  Systems Manager
       -------------
Date:  February 26, 1996                        Date:   1/31/96
       -----------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
                                Change in Rate
================================================================================

Immediately FAX Signed Schedule A to:           Approvals:
     Ed Fox                                     ITG Director:  \s\ Janet Foster
     Contract Programmer Coordinator                           ----------------
     708-405-2984                                                  Janet Foster

Return Schedule A with Original Signatures to:  Send Invoices to:
     Novus Services, Inc.                       Novus Services, Inc.
     c/o Ed Fox                                 c/o Janet Foster (D.P. Raju)
     2500 Lake Cook Road 3C                     2500 Lake Cook Road 3C
     Riverwoods, IL  60015                      Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 1/23/96

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                             NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                               [*]
Social Security Number:                   [*]
Job Title:                                Sr. Systems Staff Programmer
Rate per hour:                            [*]
Term Start Date:                          [*]
Term End Date:                            [*]
Location:                                 2500 Lake Cook Road
                                          3N
                                          Riverwoods, IL  60015

Information Management Resources, Inc.          NOVUS SERVICES, INC.

By: \s\ Satish K. Sanan                         By: \s\ Glenn Schneider
    -------------------                             -------------------
    (Authorized Signature)                          (Project Manager)

Name:  Satish K. Sanan                          Name:   Glenn Schneider
       ---------------
Title: President/CEO                            Title:  Systems Manager
       -------------
Date:  February 26, 1996                        Date:   1/23/96
       -----------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
                                Change in Rate
================================================================================

Immediately FAX Signed Schedule A to:           Approvals:
     Ed Fox                                     ITG Director:  \s\ Laura Carey
     Contract Programmer Coordinator                           ---------------
     708-405-2984                                                  Laura Carey

Return Schedule A with Original Signatures to:  Send Invoices to:
     Novus Services, Inc.                       Novus Services, Inc.
     c/o Ed Fox                                 c/o Glenn Schneider
     2500 Lake Cook Road 3C                     2500 Lake Cook Road 3N
     Riverwoods, IL  60015                      Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 1/23/96

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                             NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                               [*]
Social Security Number:                   [*]
Job Title:                                Systems Staff Programmer
Rate per hour:                            [*]
Term Start Date:                          [*]
Term End Date:                            [*]
Location:                                 2500 Lake Cook Road
                                          3C
                                          Riverwoods, IL  60015

Information Management Resources, Inc.          NOVUS SERVICES, INC.

By: \s\ Satish K. Sanan                         By: \s\ [not signed]
    -------------------                             ----------------
    (Authorized Signature)                          (Project Manager)

Name:  Satish K. Sanan                          Name:   Janet Foster
       ---------------
Title: President & CEO                          Title:  Systems Manager
       ---------------
Date:  February 26, 1996                        Date:   1/23/96
       -----------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
                                Change in Rate
================================================================================

Immediately FAX Signed Schedule A to:           Approvals:
     Ed Fox                                     ITG Director:  \s\ Janet Foster
                                                               ----------------
     Contract Programmer Coordinator                               Janet Foster
     708-405-2984
Return Schedule A with Original Signatures to:  Send Invoices to:
     Novus Services, Inc.                       Novus Services, Inc.
     c/o Ed Fox                                 c/o Janet Foster
     2500 Lake Cook Road 3C                     2500 Lake Cook Road 3C
     Riverwoods, IL  60015                      Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 1/23/96

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                             NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                               [*]
Social Security Number:                   [*]
Job Title:                                Systems Staff Programmer
Rate per hour:                            [*]
Term Start Date:                          [*]
Term End Date:                            [*]
Location:                                 2500 Lake Cook Road
                                          3C
                                          Riverwoods, IL  60015

Information Management Resources, Inc.          NOVUS SERVICES, INC.

By: \s\ Satish K. Sanan                         By: \s\ [not signed]
    -------------------                             ------------------
    (Authorized Signature)                          (Project Manager)

Name:  Satish K. Sanan                          Name:   Janet Foster
       ---------------
Title: President & CEO                          Title:  Systems Manager
       ---------------
Date:  January 26, 1996                         Date:   1/23/96
       -----------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
                                Change in Rate
================================================================================

Immediately FAX Signed Schedule A to:       Approvals:
     Ed Fox                                 ITG Director:  \s\ Janet Foster
     Contract Programmer Coordinator                           ------------
     708-405-2984                                              Janet Foster

Return Schedule A with Original Signatures to:  Send Invoices to:
     Novus Services, Inc.                       Novus Services, Inc.
     c/o Ed Fox                                 c/o Janet Foster
     2500 Lake Cook Road 3C                     2500 Lake Cook Road 3C
     Riverwoods, IL  60015                      Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 1/15/96

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                             NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Vendor's Consultant.

Consultant:                           [*]
Social Security Number:               [*]
Job Title:                            Sr. Systems Staff Programmer
Rate per hour:                        [*]
Term Start Date:                      [*]
Term End Date:                        [*]
Location:                             2500 Lake Cook Road
                                      3C
                                      Riverwoods, IL  60015

Information Management Resources, Inc.          NOVUS SERVICES, INC.

By: \s\ Satish K. Sanan                         By: \s\ Dee Dee Quinn
        ---------------                             -----------------
    (Authorized Signature)                          (Project Manager)

Name:  Satish K. Sanan                          Name:   Dee Dee Quinn
       ---------------
Title: President & CEO                          Title:  Systems Manager
       ---------------
Date:  February 26, 1996                        Date:   1/15/96
       -----------------

================================================================================
                          Reason for this Schedule A:
                      New Contractor/Returning Contractor
                       (Filling New Contractor Position)
================================================================================

Immediately FAX Signed Schedule A to:           Approvals:
     Ed Fox                                     ITG Director:  \s\ Janet Foster
     Contract Programmer Coordinator                           ----------------
     708-405-2984                                                  Janet Foster

Return Schedule A with Original Signatures to:  Send Invoices to:
     Novus Services, Inc.                       Novus Services, Inc.
     c/o Ed Fox                                 c/o Dee Dee Quinn
     2500 Lake Cook Road 3C                     2500 Lake Cook Road 3C
     Riverwoods, IL  60015                      Riverwoods, IL  60015


[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 1/15/96

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                             NOVUS SERVICES, INC.


This schedule defines the scope of consulting services to be provided by Vendor's Consultant.

Consultant:                         [*]
Social Security Number:             [*]
Job Title:                          Systems Staff Programmer
Rate per hour:                      [*]
Term Start Date:                    [*]
Term End Date:                      [*]
Location:                           2500 Lake Cook Road
                                    2C
                                    Riverwoods, IL  60015

Information Management Resources, Inc.          NOVUS SERVICES, INC.

By: \s\ Satish K. Sanan                         By: \s\ David Nootbaar
    -------------------                             ------------------
    (Authorized Signature)                          (Project Manager)

Name:  Satish K. Sanan                          Name:   Dave Nootbaar
       ---------------
Title: President & CEO                          Title:  Systems Manager
       ---------------
Date:  January 25, 1996                         Date:   1/15/96
       -----------------

================================================================================
                          Reason for this Schedule A:
                      New Contractor/Returning Contractor
                       (Filling New Contractor Position)
================================================================================

Immediately FAX Signed Schedule A to:        Approvals:
     Ed Fox                                  ITG Director:  \s\ Darrel Anderson
     Contract Programmer Coordinator                            ---------------
     708-405-2984                                               Darrel Anderson

Return Schedule A with Original
signatures to:                                  Send Invoices to:
     Novus Services, Inc.                       Novus Services, Inc.
     c/o Ed Fox                                 c/o Dave Nootbaar
     2500 Lake Cook Road 3C                     2500 Lake Cook Road 2C
     Riverwoods, IL  60015                      Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 1/11/96

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                              NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Vendor's Consultant.

Consultant:                             [*]
Social Security Number:                 [*]
Job Title:                              Sr. Systems Staff Programmer
Rate per hour:                          [*]
Term Start Date:                        [*]
Term End Date:                          [*]
Location:                               2500 Lake Cook Road
                                        2C
                                        Riverwoods, IL  60015

Information Management Resources, Inc.     NOVUS SERVICES, INC.

By: /s/ Satish K. Sanan                    By: /s/ Joseph P. Bonefas
    -------------------                    -------------------------
    (Authorized Signature)                 (Project Manager)

Name:  Satish K. Sanan                     Name:   Joe Bonefas
       ---------------
Title: President & CEO                     Title:  Systems Manager
       ---------------
Date:  January 26, 1996                    Date:   1/11/96
       ----------------

================================================================================
                          Reason for this Schedule A:
                      New Contractor/Returning Contractor
                       (Filling New Contractor Position)
================================================================================

Immediately FAX Signed Schedule A to:      Approvals:
     Ed Fox                                ITG Director:  /s/ Robert R. Stormoen
     Contract Programmer Coordinator                     -----------------------
     708-405-2984                                            Bob Stormoen
                                                         1-16-96 [handwritten]
Return Schedule A with Original            Send Invoices to:
     Signatures to:  Novus Services, Inc.  Novus Services, Inc.
     c/o Ed Fox                            c/o Joe Bonefas
     2500 Lake Cook Road 3C                2500 Lake Cook Road 2C
     Riverwoods, IL  60015                 Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                Dated 12/20/95

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                         DISCOVER CARD SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Vendor's Consultant.

Consultant:                        [*]
Social Security Number:            [*]
Job Title:                         Systems Staff Programmer
Rate per hour:                     [*]
Term Start Date:                   [*]
Term End Date:                     [*]
Location:                          2500 Lake Cook Road
                                   3C
                                   Riverwoods, IL  60015

Information Management Resources, Inc.     DISCOVER CARD SERVICES, INC.

By:    \s\ Satish K. Sanan                 By:     \s\ Rick Egbert
       ------------------------                    ----------------
       (Authorized Signature)                      (Project Manager)

Name:  Satish K. Sanan                     Name:   Rick Egbert
       ---------------
Title: President & CEO                     Title:  Systems Manager
       ---------------
Date:  January 25, 1996                    Date:   12/20/95
       ----------------

===============================================================================
                          Reason for this Schedule A:
                      New Contractor/Returning Contractor
                       (Filling New Contractor Position)
===============================================================================

Immediately FAX Signed Schedule A to:       Approvals:
     Ed Fox                                 ITG Director:  \s\ Janet Foster
     Contract Programmer Coordinator                       ----------------
     708-405-2984                                              Janet Foster

Return Schedule A with Original Signatures to:    Send Invoices to:
     Novus Services, Inc.                         Novus Services, Inc.
     c/o Ed Fox                                   c/o Rick Egbert
     2500 Lake Cook Road 3C                       2500 Lake Cook Road 3C
     Riverwoods, IL  60015                        Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 12/19/95

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                         DISCOVER CARD SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                          [*]
Social Security Number:              [*]
Job Title:                           Sr. Systems Programmer
Rate per hour:                       [*]
Term Start Date:                     [*]
Term End Date:                       [*]
Location:                            2500 Lake Cook Road
                                     2C
                                     Riverwoods, IL  60015

Information Management Resources, Inc.           DISCOVER CARD SERVICES, INC.

By:    \s\ Satish K. Sanan                       By:     \s\ Mary C. Fisher
       ---------------------                             ------------------
       (Authorized Signature)                            (Project Manager)

Name:  Satish K. Sanan                           Name:  Mary Fisher
       ---------------
Title: President & CEO                           Title: Systems Manager
       ---------------
Date:  January 25, 1996                          Date:  12/19/95
       ----------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
                                 Change in Rate
================================================================================

Immediately FAX Signed Schedule A to:            Approvals:
     Ed Fox                                      ITG Director: \s\ Chuck Johnson
     Contract Programmer Coordinator                           -----------------
     708-405-2984                                                  Chuck Johnson

Return Schedule A with Original Signatures to:   Send Invoices to:
     Novus Services, Inc.                        Novus Services, Inc.
     c/o Ed Fox                                  c/o Mary Fisher
     2500 Lake Cook Road 3C                      2500 Lake Cook Road 2C
     Riverwoods, IL  60015                       Riverwoods, IL 60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 12/13/95

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                             NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                     [*]
Social Security Number:         [*]
Job Title:                      Systems Staff Programmer
Rate per hour:                  [*]
Term Start Date:                [*]
Term End Date:                  [*]
Location:                       2500 Lake Cook Road
                                2E
                                Riverwoods, IL  60015

Information Management Resources, Inc.    NOVUS SERVICES, INC.

By:    \s\ Satish K. Sanan                By:     \s\ Kari Kinder
       ------------------------                   ----------------
       (Authorized Signature)                     (Project Manager)

Name:  Satish K. Sanan                    Name:   Kari Kinder
       ---------------
Title: President & CEO                    Title:  Systems Manager
       ---------------
Date:  January 10, 1996                   Date:   12/13/95
       ----------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
                                 Change in Rate
                               Change in Manager
================================================================================

Immediately FAX Signed Schedule A to:          Approvals:
     Ed Fox                                    ITG Director: \s\ Becky Ellsworth
     Contract Programmer Coordinator                         -------------------
     708-405-2984                                                Becky Ellsworth

Return Schedule A with Original                Send Invoices to:
 Signatures to:                                Novus Services, Inc.
     Novus Services, Inc.                      c/o Kari Kinder
     c/o Ed Fox                                2500 Lake Cook Road 2E
     2500 Lake Cook Road 3C                    Riverwoods, IL  60015
     Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                 SCHEDULE A TO PROFESSIONAL SERVICES AGREEMENT
                 ---------------------------------------------
                               SCOPE OF SERVICES
                               -----------------

                                 Dated 12/11/95

                                    Between

              Information Management Resources, Inc. (Programmer)

                                      And

                             NOVUS SERVICES, INC.

This schedule defines the scope of consulting services to be provided by Programmer's Consultant.

Consultant:                     [*]
Social Security Number:         [*]
Job Title:                      Systems Staff Programmer
Rate per hour:                  [*]
Term Start Date:                [*]
Term End Date:                  [*]
Location:                       2500 Lake Cook Road
                                2E
                                Riverwoods, IL  60015

Information Management Resources, Inc.    NOVUS SERVICES, INC.

By:    \s\ Satish K. Sanan                By:     \s\ Dan McCue
       ------------------------                   ----------------
       (Authorized Signature)                     (Project Manager)

Name:  Satish K. Sanan                    Name:   Dan McCue
       ------------------------
Title: President & CEO                    Title:  Systems Manager
       ------------------------
Date:  January 10, 1996                   Date:   12/11/95
       ------------------------

================================================================================
                          Reason for this Schedule A:
                     Change in Term for Existing Contractor
                                 Change in Rate
                               Change in Manager
================================================================================

Immediately FAX Signed Schedule A to:         Approvals:
     Ed Fox                                   ITG Director:  \s\ Darrel Anderson
     Contract Programmer Coordinator                         -------------------
     708-405-2984                                                Darrel Anderson

Return Schedule A with Original               Send Invoices to:
 Signatures to:                               Novus Services, Inc.
     Novus Services, Inc.                     c/o Dan McCue
     c/o Ed Fox                               2500 Lake Cook Road 2E
     2500 Lake Cook Road 3C                   Riverwoods, IL  60015
     Riverwoods, IL  60015

[*] Information Redacted for Confidentiality Purposes

                                                                  EXHIBIT 10.10

                                SCHEDULE NO. 3
                                      TO
                           MASTER SERVICES AGREEMENT
                           DATED SEPTEMBER 29, 1993
                                BY AND BETWEEN
                  DEAN WITTER, DISCOVER AND CO. ("CUSTOMER")
                                      AND
             INFORMATION MANAGEMENT RESOURCES. INC. ("CONTRACTOR")


This Schedule is made and entered into on this 8th day of August, 1996, by and between DEAN WITTER, DISCOVER AND CO., ("Customer") and INFORMATION MANAGEMENT RESOURCES, INC. ("Contractor") to set forth the terms and conditions for completion of the Merchant External Reporting System (MERS) Project ("Project"). This Schedule is hereby approved by Customer and Contractor and is made part of the above referenced Agreement.

1.0  Description of the Project:
     --------------------------


     The project being addressed by this Schedule is the Merchant External Reporting System (MERS) Project as described in Contractor's proposal dated August 8, 1996 ("Proposal").


2.0  Definition of Work Product:
     ---------------------------


     The work product to be delivered by Contractor is specified in Section 3.0 of the Proposal.


3.0  Commencement and Completion:
     ---------------------------


     Contractor will start work as soon as this Schedule has been executed by both Customer and Contractor. This Project shall be deemed complete when Customer has received all deliverables as specified in the Proposal and when ten (10) weeks of acceptance test support has been completed by Contractor. As specified in the Proposal and subject to the assumptions stated therein, Contractor will complete this Project within thirty-three
     (33) elapsed calendar weeks of the Project start date.

4.0  Compensation:
     -------------

     In consideration for performance of services as specified in the Proposal, Contractor shall receive payments as listed below.

- ---------------------------------------------------------------------
Milestone #   Milestone Description                      Payment Amount
- ---------------------------------------------------------------------
1             Upon Contract Execution                      [*]
- ---------------------------------------------------------------------
2             Upon Delivery of detailed Project Plan       [*]
- ---------------------------------------------------------------------
3             Upon Delivery of Architecture Design         [*]
              Specification and Group 1 Program
              Specifications
- ---------------------------------------------------------------------
4             Upon Delivery of Group 2 Program             [*]
              Specifications and Completion of Coding
              for Group 1 Programs
- ---------------------------------------------------------------------
5.            Upon Completion of Coding for Group 2        [*]
              Programs and Unit Testing of All
              Programs
- ---------------------------------------------------------------------
6.            Upon Completion of system Testing and        [*]
              Delivery of Code for Acceptance Testing
- ---------------------------------------------------------------------
7.            Five (5) Weeks After Start of                [*]
              Acceptance Testing
- ---------------------------------------------------------------------
8             Ten (10) Weeks After Start of                [*]
              Acceptance Testing
- ---------------------------------------------------------------------
              TOTAL PAYMENTS                               [*]
- ---------------------------------------------------------------------

     This includes labor, travel and living expenses. However, it does not include any federal, local or state taxes which may apply.

5.0  Additional Terms:
     -----------------

     Section 6.2 of the Proposal entitled "Payment Terms" shall be revised to read "[*] days" instead of "[*] days."

     The ninth line of the first paragraph in Section 4. entitled "Term and Termination", of the Master Services Agreement referenced in this Schedule No. 3 shall be revised for the purposes of this Project to read, "payment for all services requested by Customer to be performed ..."

[*] Information redacted for Confidentiality Purposes

     The third sentence in Section 7. entitled, "Invoices And Payment" of the Master Services Agreement referenced in this Schedule No. 3 shall be revised for the purposes of this Project to read "Any payment for an invoice which has not been reasonably disputed and not made when due shall be subject to a service charge at the rate of one and one half percent (1 1/2%) per month, or if less, the highest rate permitted by applicable law."

     For the purposes of this Project, delete the words "without prior written approval from Customer" from the fourth sentence in Section 10. entitled "Proprietary Rights to Software" of the Master Services Agreement.

IN WITNESS WHEREOF, the parties have caused this Schedule No. 3 to the Master Services Agreement dated September 29, 1993 to be executed by their duly authorized representative.



For:                                 For:

Dean Witter, Discover and Co.        Information Management Resources, Inc.

("Customer")                         (IMR), ("Contractor")

By:                                  By:
                                            /s/ Dilip Patel
- -------------------------------      --------------------------------------

Printed Name:                        Printed Name:  DILIP PATEL

- -------------------------------      --------------------------------------
Title:                               Title:  Vice President-General Counsel